UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 27, 2005
                                                      ---------------

                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                       84-1557072
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(Commission File Number)                     (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida                33311
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01         Entry into a Material Definitive Agreement.

Jaffee Loan Agreement

           On July 27, 2005, AGU Entertainment Corp. (the "Company"), Les Garland, David C. Levy, Marc Gelberg, Gregory Catinella, John W. Poling (the "Directors") and Victoria Levy entered into a loan agreement, dated July 25, 2005 (the "Jaffee Loan Agreement"), with Robert Jaffee ("Jaffee"). Pursuant to the Jaffee Loan Agreement, Jaffee agreed to advance to the Company a loan in the principal amount of $500,000, which is evidenced by a promissory note (the "Promissory Note"). The Promissory Note accrues interest on the principal balance at an annual rate of 4 1/2%, payable annually, and matures on January 1, 2007. The interest on the Promissory Note is compounded quarterly and at the end of each quarter such interest is added to the principal balance of the Promissory Note. The Company does not have the right to prepay the Promissory Note. At any time, Jaffee may convert the principal and interest of the Promissory Note into shares of the Company's common stock at the conversion price of $2.00 per share.

           Pursuant to the terms of the Jaffee Loan Agreement, (1) the non-payment when due of any sum required under the Jaffee Loan Agreement, Promissory Note or Warrant (as defined below); (2) a breach by the Company of any term, covenant, condition, obligation or agreement under the Jaffee Loan Agreement; (3) any representation or warranty made by the Company in the Jaffee Loan Agreement being proven false, incorrect or misleading in any material respect as of the date made; or (4) an event of default under any other loan document of the Company, except as disclosed in the Company's filings with the Securities and Exchange Commission, each constitute an event of default upon which Jaffee may exercise any right, power or remedy permitted by law or by the Jaffee Loan Agreement, Promissory Note or Warrant (as defined below).

           Pursuant to the terms of the Jaffee Loan Agreement, the Company agreed to issue to Jaffee warrants to purchase up to 400,000 restricted shares of the Company's common stock at an exercise price of $2.50 per share (the "Warrant"). The Warrant is exercisable until June 30, 2009. In addition, the Company agreed to obtain directors and officers' liability insurance in an amount satisfactory to Jaffee. Upon the issuance of such insurance policy, the Directors who are parties to the Jaffee Loan Agreement and Victoria Levy agreed to appoint Jaffee or his respective designee to the board of directors of the Company (the "Board of Directors") to fill an existing vacancy. In addition, pursuant to the terms of the Jaffee Loan Agreement, as long as the Promissory Note remains outstanding or Jaffee is a stockholder or warrant holder of the Company, the Board of Directors must recommend to the stockholders that Jaffee or his respective designee be re-elected to the Board of Directors at any annual meeting of stockholders of the Company at which such seat comes up for re-election. In the event that the Company fails to obtain the directors and officers' liability insurance, Jaffee has the option, in lieu of declaring a default under the Promissory Note, of electing to have himself or his designee attend all meetings of the Board of Directors and be given all information given to the Board of Directors.

           The foregoing brief summaries of the Jaffee Loan Agreement, Promissory Note and Warrant are not intended to be complete and are qualified in their entirety by reference to the full and complete text of such documents. The Jaffee Loan Agreement, Promissory Note and Warrant are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

           See the disclosure in Item 1.01 above.

Item 3.02  Unregistered Sales of Equity Securities.

           The Company issued a convertible promissory note in the aggregate principal amount of $500,000 and warrants to purchase 400,000 shares of restricted common stock in connection with the matter described above. See the disclosure in Item 1.01 above. The Company granted "piggy-back registration" rights for the shares of common stock underlying the Promissory Note and the Warrant. The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended, in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 9.01   Financial Statements and Exhibits.

           (c)    Exhibits.

            10.1 Loan Agreement, dated July 25, 2005, among Robert Jaffee and AGU Entertainment Corp., Les Garland, David C. Levy, Victoria Levy, Marc Gelberg, Greg Cantinella and John W. Poling.

            10.2 $500,000 Promissory Note issued by AGU Entertainment Corp. to Robert Jaffee.

            10.3 Warrant to purchase up to 400,000 shares of common stock of AGU Entertainment Corp. issued to Robert Jaffee.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 2, 2005                         AGU ENTERTAINMENT CORP.


                                                By: /s/ John W. Poling
                                                    ---------------------------
                                                Name: John W. Poling
                                                Title: Chief Financial Officer